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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)          JULY 23, 2003
                                                 -------------------------------

COMMISSION FILE NUMBER:                               1-5273-1
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                                Sterling Bancorp
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             (Exact name of Registrant as specified in its charter)


         New York                                               13-2565216
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(State of other jurisdiction                                  (IRS Employer
   of incorporation)                                       Identification No.)


  650 Fifth Avenue, New York, New York                          10019-6108
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(Address of principal executive offices)                        (Zip Code)

                                 (212) 757-3300
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              (Registrant's telephone number, including area code)


N/A
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     (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE
                                  LAST REPORT)
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ITEM 5
OTHER EVENTS

On July 23, 2003, the Company issued a press release announcing the signing of a lease for its new Queens Regional Banking Center, including a branch office, in Long Island City. The press release is included herein as Exhibit 99.1.

ITEM 7
FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial Statements of the Business Acquired.
      Not Applicable


(b)   Pro Forma Financial Information
      Not Applicable

(c)   Exhibits
      99.1 Press Release dated July 23, 2003
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   July 23, 2003





BY:     /s/ JOHN W. TIETJEN
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        JOHN W. TIETJEN
        Executive Vice President, Treasurer
        and Chief Financial Officer